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EXHIBIT 10.02


              CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED SHARES
                                       OF
                             VENDINGDATA CORPORATION

      Pursuant to Section 78.207 and 78.209 of the Nevada Revised Statutes


In accordance with Section 78.209.1 of the Nevada Revised Statutes, VendingData Corporation, a Nevada corporation (the "Company"), hereby certifies as follows:

         1. This Certificate was fully adopted in accordance with the provisions of Sections 78.207 and 78.209 of the Nevada Revised Statutes.

         2. Before the change in the number of authorized shares, as described in this Certificate, the Company was authorized to issue a total of eighty million (80,000,000) shares of common stock, $.001 par value.

         3. Before the change in the number of authorized shares, as described in this Certificate. the Company had issued and outstanding 38,129,072 shares of common stock, $.001 par value.

         4. Upon the Effective Date (as defined herein), the Company shall be authorized to issue sixteen million (16,000,000) shares, $.001 par value.

         5. Upon the Effective Date, each share of the Company's common stock issued and outstanding immediately before the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fifth (1/5) of a share of the Company's common stock, $.001 par value (the "New Common Stock"); provided, however, that any fractional share of New Common Stock shall be rounded up to the next whole share of New Common Stock.

         6. Each holder of a stock certificate, which, immediately before the Effective Date, represented outstanding shares of the Old Common Stock (the "Old Stock Certificate") shall be entitled to receive, upon surrender of the Old Common Certificate to the Company for cancellation, a certificate or certificates representing the number of whole shares of the New Common Stock (the "New Stock Certificate") in which and for which the shares of the Old Common Stock formerly represented by the Old Stock Certificate so surrendered are reclassified under the terms hereof. If more than one Old Stock Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Stock Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Stock Certificates so surrendered.



     FILED # C 5282-99
        DEC 23 2002
     IN THE OFFICE OF
      /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE


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         7.   From and after the Effective Date, each Old Stock Certificate shall represent only the right to receive a New Stock Certificate pursuant to the provisions hereof. No certificate or scrip representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to any rights of a stockholder of the Company.

         8. In the event that the Company determines that a holder of Old Stock Certificates has not tendered all of the holder's certificates for exchange, the Company shall carry forward any fractional share until all certificates of such holder have been presented for exchange so that the total fractional share of New Common Stock shall be rounded up to the next whole share of New Common Stock.

         9. Pursuant to Section 78.207 of the Nevada Revised Statutes, the approval of the stockholders of the Company was not required and has not been obtained.

         10. This Certificate shall be effective as of January 3, 2003 (the "Effective Date").


         IN WITNESS WHEREOF, VendingData Corporation has caused this Certificate of Change in Number of Authorized Shares to be executed by the undersigned officer as of this 20th of December 2002.



VENDINGDATA CORPORATION


By: /s/ Steven J. Blad
    ------------------------------------
    Steven J. Blad
    President and Chief Executive Officer


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